Exhibit 10.3(M)


                           CIT Business Credit                 T:  212-536-1200
                           1211 Avenue of the Americas
                           New York, NY  10036


CIT

                                                                 May 19, 2000

ICC INDUSTRIES INC.
460 Park Avenue
New York, New York  10022

                  Re:     Pharmaceutical Formulations, Inc.
                          (the "Borrower")

Ladies and Gentlemen:

Reference is made to the Limited Guaranty executed by you, the Guarantor in favor of the Lender (which as of January 1, 2000 is the CIT Group/Business Credit, Inc. as successor by merger to The CIT Group/Credit Finance, Inc.) dated April 1, 1999 (the "Guaranty"), whereby you guaranteed the Obligations of the Borrower owing to Lender limited to $2,000,000.00 plus interest, costs and expenses (as further defined therein). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Guaranty.

This letter is to confirm that pursuant to mutual consent and understanding, your maximum liability under the Guaranty shall be, and hereby is increased to $2,500,000.00 in the aggregate plus interest thereon at the then applicable rate provided in the Financing Agreement, plus any and all costs and expenses of collection hereunder, including, without limitation reasonable attorneys' fees and legal expenses.

Except as herein specifically provided, the Guaranty remains in full force and effect in accordance with its terms and no other changes in the terms or provisions of the Guaranty is intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of the letter.

                                Very truly yours,

                                 THE CIT GROUP/BUSINESS CREDIT, INC.
                                 As successor by merger to
                                 The CIT Group/Credit Finance, Inc.



                                 By:  /S/ ________________________________
                                 Title:  Assistant Vice President

Read and Agreed to:

ICC INDUSTRIES INC.



By:  /S/ JOHN ORAM
   __________________________________
Title:  President